UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005


                             OREGON PACIFIC BANCORP
             (Exact Name of Registrant as specified in its charter)


          Oregon                    000-50165             71-0918151
(State or other jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File Number)        Identification No.)

                                1355 Highway 101
                               Florence, OR 97439
                    (Address of principal executive offices)

                                 (541) 997-7121
               (Registrant's telephone number including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 2.02 - Results of Operations and Financial Condition.

On February 18, 2005, Oregon Pacific Bancorp issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.


Item 9.01 - Results of Operations and Financial Condition.

     (c)  Exhibits

     99.1 Press Release of Oregon Pacific Bancorp dated February 16, 2005

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Oregon Pacific Bancorp

By: /s/ Joanne Forsberg
----------------------------------------------------------
Joanne Forsberg
Secretary and Chief Financial Officer

Dated:  February 18, 2005

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EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
99.1        Press release dated February 18, 2004 announcing December 31, 2004 earnings.